UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2006
Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (970) 259-0554
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     The Company has issued a press release announcing a stock repurchase program and has elected to furnish the press release as an exhibit to this form 8-K.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Item	Exhibit

	99.1	Press Release, dated January 5, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
Date: January 5, 2006	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating
Officer, Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release, dated January 5, 2006